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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                  July 24, 2008
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                           SMALL CAP STRATEGIES, INC.
               (Exact name of Company as specified in its charter)


                            (Commission File Number)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-5655532
                      (IRS Employer Identification Number)

          3651 Lindell Road, Suite D #146
          Las Vegas, Nevada                                   89103
         (Address of principal executive offices)            (ZIP Code)

                                Bryce Knight, CEO
                           Small Cap Strategies, Inc.
                         3651 Lindell Road, Suite D #146
                                Las Vegas, Nevada
                     (Name and address of agent for service)

                                 (702) 943-0330
          (Telephone number, including area code of agent for service)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

          -------------------------------------------------------------
                                    Copy to:
                                  James Reskin
                               Reskin & Associates
                            520 South Fourth Street,
                            Louisville, KY 40202-2577

Item 5.01.        Changes in Control in Registrant.

On July 24, 2008, the Company was advised that its chief executive officer had sold his position of 400,000 shares of stock, representing 50.78% of the outstanding stock of the Registrant, which he previously held in the names of his affiliated entities, Knight Capital Corporation and Knight Enterprises, Inc., to Xtreme Oil & Gas, Inc, a Washington corporation ("Xtreme"). On July 24, 2008, pursuant to a share purchase agreement, Xtreme acquired 100,000 shares of the Registrant from Knight Enterprises, Inc. paying a total consideration valued at $6,000. Later on July 24, 2008, pursuant to a share purchase agreement, Xtreme acquired 300,000 shares of the Registrant from Knight Capital Corporation paying a total consideration valued at $350,000. Pursuant to these transactions, the Registrant was advised that Xtreme held approximately 50.78% of the outstanding stock of the Company, representing a control position. Control is determined, for purposes herein, as a majority of the outstanding shares of the Registrant, however, it should be noted that control of a business development company is vested in the disinterested directors who remain a majority of the board of directors of the Company. All funds paid by Xtreme were from its own sources and shares were issued by it. As the seller of the Company's shares was an affiliate, the person selling all shares was deemed to be Bryce Knight. There are no arrangements or understandings among buyer and seller of the shares with respect to election of directors at this time. For purposes of information required under Item 403(c) of Regulation S-K, there are no arrangements known to the Registrant of any pledge or hypothecation or assignment by Xtreme or its affiliates whereby the operation of which could result in a change in control of the registrant at a later date.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
   (a) Financial Statements of Business Acquired

       None.

   (b) Pro Forma Financial Statements

       None

   (c) Exhibits

       None

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Company and in the capacity thereunto duly authorized, in Santa Monica, California, on the 28th day of July 2008.

                                           Small Cap Strategies, Inc.




                                           By: /s/ Bryce Knight
                                           -------------------------------------
                                           Bryce Knight, Chief Executive Officer



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                                  EXHIBIT INDEX

                                    Exhibits
              None.